Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

NOTE 10 – SUBSEQUENT EVENTS

In October 2019, the Company announced that it has engaged A.G.P as financial advisor to explore and evaluate strategic alternatives to enhance shareholder value, which may include an acquisition, merger, reverse merger, other business combination, sale of assets, licensing or other strategic transactions.

On November 6, 2019, the Company entered into a Sales Agreement (the “ATM Agreement”) with A.G.P., pursuant to which the Company may offer and sell, from time to time through A.G.P., shares of the Company’s common stock having an aggregate offering price of up to $3,673,159 (the “Placement Shares”), subject to the terms and conditions of the ATM Agreement. Unless earlier terminated pursuant to the terms of the ATM Agreement, the ATM Agreement will automatically terminate upon the earlier to occur of (i) issuance and sale of all of the Placement Shares to or through A.G.P. and (ii) August 1, 2022.

On November 12, 2019, we entered into an irrevocable consent and waiver agreement (the “Waiver Agreement”) with the holders of our outstanding Series B convertible preferred stock (the “Series B Holders”), who are also parties to that certain Securities Purchase Agreement, dated as of October 30, 2018 (the “2018 Purchaser Agreement”), by and among the Company and the purchasers identified therein (including the Series B Holders). Pursuant to the terms of the Waiver Agreement, the Series B Holders agreed to waive the restriction in Section 4.12(b) of the 2018 Purchase Agreement prohibiting Dilutive Issuances (as defined in the 2018 Purchase Agreement) for the remainder of the Restricted Period (as defined in the 2018 Purchase Agreement), such that Section 4.12(b) of the 2018 Purchase Agreement is of no further force and effect (the “Waiver”). In exchange for the Series B Holders’ Waiver and subject to the other terms and conditions described in the Waiver Agreement, we agreed to reduce the conversion price of the Series B convertible preferred stock from $1.30 to $0.20 per share and to reduce the conversion price of the Series C convertible preferred stock from $1.64 to $0.20 per share, in each case subject to the approval of our stockholders to issue the additional shares of common stock that will be issuable upon conversion of the Series B convertible preferred stock and Series C convertible preferred stock as a result of the Series B Conversion Price Adjustment and the Series C Conversion Price Adjustment as required by the applicable Nasdaq rules, which stockholder approval we agreed to seek by no later than the earlier of (i) our next annual or special meeting of stockholders, or (ii) February 14, 2020.

NOTE 12 — SUBSEQUENT EVENT

On May 4, 2017, the Company entered into a common stock purchase agreement with Aspire Capital, which the Company and Aspire amended and restated on March 29, 2019 (as amended and restated, the “Aspire Purchase Agreement”). The Aspire Purchase Agreement was amended and restated to adjust certain provisions to improve the Company’s access to funding under the agreement (see footnote 6).